Exhibit 99.1

NextNRG Launches Mobile Fuel Delivery in Gainesville, Florida Through EzFill Division

Company Grows Its Florida Footprint by Adding One of the Nation’s Largest Last-Mile Delivery Stations to Its Service Network

MIAMI, FL, April 22, 2026 — NextNRG, Inc. (NASDAQ: NXXT), a pioneer in AI-driven energy innovation transforming how energy is produced, managed, and delivered, today announced the expansion of its operations into Gainesville, Florida, through its mobile fueling division, EzFill. Operating through its Jacksonville hub, EzFill is now actively servicing one of its largest commercial customers at a major distribution facility in the Gainesville area, strengthening the company’s presence in Florida and adding high-volume fueling density to its existing network.

The Gainesville expansion leverages EzFill’s existing Florida infrastructure, with drivers operating out of its Jacksonville hub to service the new location. The distribution facility in Gainesville is among the largest of its kind in the country, representing a significant volume opportunity that made the operational extension a compelling decision for the company.

This operational growth reflects EzFill’s disciplined, data-driven approach to expansion, with new opportunities evaluated based on volume potential, customer density, and the ability to maximize return on existing infrastructure rather than deploying capital into standalone operations prematurely.

“We are focused on building density and growing our volumes with existing customers and within the states where we already operate,” said Michael D. Farkas, CEO and Founder of NextNRG. “The Gainesville expansion is a prime example of how we identify high-value opportunities and execute efficiently. When a station of this size and volume becomes available, we move decisively.”

Yehuda Levy, Director of Mobile Fueling, added: “Gainesville represents exactly the kind of strategic opportunity we pursue: a high-volume location where we can service a major customer from our existing Florida base. We ran the numbers, the economics were compelling, and we executed. This is how we grow EzFill in a way that is both disciplined and profitable.”

EzFill currently operates one of the nation’s largest on-demand and fleet fueling networks, serving commercial customers, last-mile delivery operators, and enterprise fleets across multiple states. The company’s mobile fueling model eliminates the need for customers to visit traditional fuel stations, delivering directly to vehicles at their operational locations.

About NextNRG, Inc.

NextNRG Inc. (NextNRG) is Powering What’s Next by integrating artificial intelligence (AI) and machine learning (ML) into utility infrastructure, battery storage, wireless EV in-motion charging, renewable energy and mobile fuel delivery, to create a unified platform for modern energy management.

At the core of its strategy is the Next Utility Operating System®, which uses AI to optimize both new and existing infrastructure across microgrids, utilities, and fleet operations. NextNRG’s smart microgrids serve commercial, healthcare, educational, tribal, and government sites delivering cost savings, reliability, and decarbonization. The company also operates one of the nation’s largest on-demand fueling fleets and is advancing wireless charging to support fleet electrification.

To learn more, visit www.nextnrg.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement describing NextNRG’s goals, expectations, financial or other projections, intentions, or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “expect,” “intends,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including, but not limited to, those related to NextNRG’s business and macroeconomic and geopolitical events. These and other risks are described in NextNRG’s filings with the Securities and Exchange Commission from time to time. NextNRG’s forward-looking statements involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although NextNRG’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by NextNRG. Except as required by law, NextNRG undertakes no obligation to update any forward-looking statements for any reason. As a result, you are cautioned not to rely on these forward-looking statements.

Investor Relations Contact

NextNRG, Inc.

Sharon Cohen

SCohen@nextnrg.com

Media Contact

HCM for NextNRG

nextnrg@hannahcranstonmedia.com